Item 1. Report to Shareholders


NOVEMBER 30, 2004

INFLATION PROTECTED BOND FUND
Semiannual Report



T. ROWE PRICE



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The views and opinions in this report were current as of November 30, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.



                               REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.


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T. ROWE PRICE INFLATION PROTECTED BOND FUND
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FELLOW SHAREHOLDERS

Treasury inflation-protected securities (TIPS) continued to reward investors in the 6- and 12-month periods ended November 30, 2004. The advantages offered by these inflation-indexed securities received greater attention in the last six months in light of higher inflation and lower real yields that characterized U.S. Treasury securities since the end of May.


ECONOMY AND INTEREST RATES

Six months ago, the economy was growing at a steady clip, job growth was accelerating, and the Federal Reserve was telegraphing its intentions to begin raising short-term interest rates in the near future. Starting on June 30, the central bank lifted the federal funds target rate--which had been at a 46-year low--from 1.00% to 2.00% in four quarter-point increments. (After our reporting period, the Fed raised the target rate to 2.25% on December 14.)


[GRAPHIC OMITTED]

INTEREST RATE LEVELS
--------------------------------------------------------------------------------

30-Year Treasury Bond

10-Year Treasury Note

5-Year Treasury Note

                                30-Year             10-Year              5-Year
                               Treasury            Treasury            Treasury
                                   Bond                Note                Note

11/30/03                           5.13                4.33                3.35

                                   5.07                4.25                3.25

                                   4.96                4.13                3.14

2/04                               4.84                3.97                2.94

                                   4.77                3.84                2.78

                                   5.28                4.51                3.62

5/04                               5.35                4.65                3.79

                                   5.29                4.58                3.77

                                    5.2                4.48                3.69

8/04                               4.93                4.12                3.31

                                   4.89                4.12                3.37

                                   4.79                4.02                3.28

11/30/04                           5.00                4.35                3.69


Just as the Fed began to unwind its highly accommodative monetary policy stance, the pace of job creation lost momentum and economic growth moderated amid the uncertainty of a heated presidential race and a surge in oil prices to $55 per barrel by the end of October. Nominal longer-term interest rates declined (as bond prices rose), even while short-term rates increased. This led conventional long-term Treasuries to outperform their shorter-term counterparts--the opposite of what one would expect in a rising rate environment.

While subject to many of the same forces guiding fixed-rate Treasuries, TIPS performed somewhat differently than conventional Treasuries during our reporting period, as evidenced by a comparison of their respective yield curves. Higher short-term rates flattened the shape of the fixed-rate Treasury yield curve over the past year, as five-year notes increased 34 basis points while 30-year note yields declined 13 basis points. Over the past six months, five-year notes fell by just 10 basis points while 30-year bonds declined 35 basis points. In contrast, the real yields offered by TIPS with the same maturities declined 18 and 21 basis points, respectively, over the same period.

Inflation provided a tail-wind for the performance of TIPS. Over the past six months, the consumer price index (CPI) increased at a 3.5% annual rate versus a year-over-year rate of 3.2% at the end of our reporting period. Much of this increase was attributable to energy prices. Core CPI, a measure of inflation that excludes food and energy prices, was approximately 2% year-over-year.


[GRAPHIC OMITTED]


REAL RATES ON TIPS
--------------------------------------------------------------------------------

30-Year Treasury Bond

10-Year Treasury Note

5-Year Treasury Note

                                30-Year             10-Year              5-Year
                          Treasury Bond       Treasury Note       Treasury Note

11/30/03                           2.43                1.93                1.11

                                   2.32                1.84                0.93

                                   2.21                1.67                0.72

2/04                               2.03                1.37                0.27

                                   1.95                1.45                0.45

                                   2.53                2.08                1.19

5/04                               2.38                1.97                1.15

                                   2.38                2.04                1.48

                                   2.44                1.97                 1.4

8/04                               2.18                1.73                1.12

                                   2.16                1.72                1.12

                                   2.13                1.55                0.84

11/30/04                           2.17                1.67                0.97



MARKET NEWS

The federal budget deficit for fiscal year 2004 was $413 billion, which was below earlier estimates thanks to higher-than-expected revenues but surpassed 2003's record $377 billion deficit. Early calculations from the Congressional Budget Office suggest that the deficit in fiscal year 2005 will fall to $348 billion, and President Bush has set a goal to cut the deficit in half over the next five years.

As an asset class, TIPS continue to draw attention from investors interested in diversifying portfolio risk or hedging liabilities linked to inflation. Additional supply this year, mainly through the introduction of TIPS maturing in five and 20 years, found eager sponsorship in the marketplace.


PERFORMANCE AND STRATEGY

Your fund returned 4.13% in the last six months and 6.63% for the 12-month period ended November 30, 2004. As shown in the table, the fund lagged the Lehman Brothers U.S. Treasury U.S. TIPS Index in both periods. It also lagged the newly created Lipper Treasury Inflation Protected Securities Funds Average, although to a lesser degree.



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PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Inflation Protected
Bond Fund                                             4.13%                6.63%

Lehman Brothers U.S.
Treasury U.S. TIPS Index                              4.67                 7.69

Lipper Treasury
Inflation Protected
Securities Funds Average                              4.39                 7.04


Please see the fund's quarter-end returns following this letter.


The fund's performance reflects a gain of $0.37 in net asset value (NAV) over the past six months, as well as dividend income of $0.08. For the 12-month period, the fund's NAV increased $0.42, dividend income totaled $0.15, and the fund paid out short-term capital gains of $0.13. (Immediately after our reporting period, the fund declared a short-term capital gain of $0.23 per share, which was paid on December 8 to shareholders of record on December 6. This gain entirely reflected the accrual of the inflation adjustments made to the principal value of the TIPS held in the portfolio. You should have received your check or statement reflecting this distribution, which is taxable at ordinary income tax rates; by the end of January, you should receive IRS Form 1099-DIV summarizing this information for 2004 tax purposes.)


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                      5/31/04             11/30/04
--------------------------------------------------------------------------------

Price Per Share                                 $    10.83           $    11.20

Capital Gain Distributions Per Share

  Short-Term                                          0.13                 --

  Long-Term                                           --                   --

Dividends Per Share

  For 6 Months                                        0.08                 0.08

  For 12 Months                                       0.16                 0.16

30-Day Dividend Yield *                               1.44%                1.33%

30-Day Standardized
Yield to Maturity                                     1.44                 1.03

Weighted Average Maturity (years)                     10.4                 10.2

Weighted Average Effective
Duration (years) **                                    5.5                  5.7

Weighted Average Modified
Duration (years) ***                                   8.1                  8.1


* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

**   Please see glossary.

*** This measure provides a more accurate estimate of the fund's price sensitivity based solely on changes in real interest rates.

Note: Yield will vary and is not guaranteed.


While the fund's gains were healthy, performance relative to its benchmarks was affected by our strategy of underweighting short-maturity TIPS in favor of longer-term TIPS, which appeared to us more favorably valued. In addition, higher-yielding mortgage-backed securities, in which we had a small allocation, lagged the performance of intermediate-term TIPS. Maintaining a below-average duration during the summer also limited our gains versus the Lehman benchmark. As we noted in our last report, we have taken a defensive duration posture in the event interest rates rise quickly.

 TIPS represented more than 90% of the fund's assets as of November 30. In addition to TIPS, we hold a small allocation of fixed-rate Treasuries and mortgages, corporate inflation-linked securities, and cash reserves.


OUTLOOK

 A steady, resource-absorbing pace of job gains is supporting a fundamentally healthy economic backdrop. Funding the imbalances created by the U.S. federal budget and trade deficits continues to generate concern, especially in light of a weaker U.S. dollar versus foreign currencies. But the angst that the deficits engender in some investors and economists has yet to translate into a bond market crisis.

 The Fed's "measured" pace of monetary policy tightening has been absorbed by the fixed-income market without disruption. Having raised the overnight rate from 1% to 2.25% through December 14, Federal Reserve officials are undoubtedly pleased that market volatility has remained low and surprised that real yields have declined.

 While an orderly withdrawal of monetary policy accommodation may allow the TIPS real yield curve to remain upward sloping (which means longer-term real yields would remain higher than short-term real yields), we are concerned that real yields, particularly those in the front-end of the TIPS curve, have not been affected by 125 basis points of fed funds rate increases. The valuation of five-year TIPS, which offer a real yield below 1%, appears stretched, in our opinion. Longer-dated TIPS offering real yields approaching 2% are far more appealing, in our view.

 The year ahead should be an interesting one for inflation protection strategies. While TIPS will remain the core of the fund, we recognize that their valuations are mixed and that supply is increasing. The Treasury Department is expected to auction almost $80 billion during 2005, up from around $60 billion in 2004. Tactical opportunities to swap into fixed-rate Treasuries or mortgages may prove more beneficial in such an environment. In addition, the continuation of a weaker dollar may provide us with opportunities to purchase foreign inflation-linked debt.

Respectfully submitted,


Daniel Shackelford
Chairman of the fund's Investment Advisory Committee

December 15, 2004

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund's sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio's securities. The average maturity for a money market fund is measured in days, whereas a bond fund's average maturity is measured in years. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Deflation: A sustained decrease in prices throughout the economy; the opposite of inflation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund's sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Please note that we have changed our method of calculating the fund's effective duration, which the fund's managers rely on to monitor interest rate risk. Our former method included theoretical adjustments to modified duration based on an assumption that, over time, real interest rates change at roughly half the rate of the general level of interest rates, while changes to inflation expectations contribute to the other half. While we believe this relationship remains valid over time, we have recently modified our calculation of effective duration to reflect the actual experience of the relationship between the changes in real rates and the general level of interest rates based on recent time periods. We believe this change provides shareholders with a better measure of the fund's current interest rate risk.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers U.S. Treasury U.S. TIPS Index: An unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Nominal interest rate: The stated rate of interest offered by a fixed-income security.

Real interest rate: A fixed-income security's interest rate after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

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T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


[GRAPHIC OMITTED]

INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------

As of 11/30/04

Inflation Protected Bond Fund $11,719
Lehman Brothers U.S. Treasury U.S. TIPS Index $11,935


                                                 Inflation      Lehman Brothers
                                                 Protected        U.S. Treasury
                                                 Bond Fund      U.S. TIPS Index

10/31/02                                            10,000               10,000

11/30/02                                             9,966                9,993

11/30/03                                            10,990               11,084

11/30/04                                            11,719               11,935


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                          Since
                                                                      Inception
Periods Ended 11/30/04                              1 Year             10/31/02
--------------------------------------------------------------------------------

Inflation Protected Bond Fund                         6.63%                7.92%

Lehman Brothers U.S. Treasury
U.S. TIPS Index                                       7.69                 8.87


Lipper Treasury Inflation Protected
Securities Funds Average                              7.04                 8.43


Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

--------------------------------------------------------------------------------

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------

                              Beginning              Ending       Expenses Paid
                                Account             Account      During Period*
                                  Value               Value           6/1/04 to
                                 6/1/04            11/30/04            11/30/04
--------------------------------------------------------------------------------

Actual                       $    1,000          $ 1,041.30          $     2.56

Hypothetical (assumes 5%
return before expenses)           1,000            1,022.56                2.54


* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.


QUARTER-END RETURNS
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 12/31/04                              1 Year             10/31/02
--------------------------------------------------------------------------------

Inflation Protected Bond Fund                         7.46%                8.41%

Lehman Brothers U.S. Treasury
U.S. TIPS Index                                       8.46                 9.38


Lipper Treasury Inflation
Protected Securities                                  7.75                 8.84
Funds Average



Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS           For a share outstanding throughout each period
--------------------------------------------------------------------------------



                             6 Months                Year            10/31/02
                                Ended               Ended             Through
                             11/30/04             5/31/04             5/31/03



NET ASSET VALUE

Beginning of period          $  10.83            $  10.91            $  10.00


Investment activities

  Net investment
  income (loss)                  0.19*               0.29*               0.23*

  Net realized
  and unrealized
  gain (loss)                    0.26               (0.08)               0.80


  Total from
  investment activities          0.45                0.21                1.03


Distributions

  Net investment income         (0.08)              (0.16)              (0.10)

  Net realized gain              --                 (0.13)              (0.02)

  Total distributions           (0.08)              (0.29)              (0.12)

NET ASSET VALUE

END OF PERIOD                $  11.20            $  10.83            $  10.91
                             ---------------------------------------------------

Ratios/Supplemental Data

Total return^                   4.13%*              1.94%*             10.40%*

Ratio of total expenses
to average net assets           0.50%*+             0.50%*              0.50%*+

Ratio of net investment
income (loss) to
average net assets              3.46%*+             3.33%*              5.46%*+

Portfolio turnover rate         41.5%+              26.9%               35.6%+

Net assets, end
of period (in thousands)     $ 68,164            $ 55,504            $ 24,425



^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/06.

+    Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 2004

PORTFOLIO OF INVESTMENTS (1)                  $ Par/Shares                Value
--------------------------------------------------------------------------------
(Amounts in 000s)

U.S. GOVERNMENT & AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED)  95.1%

U.S. Government Agency Obligations +/-  1.1%

Federal National Mortgage Assn., VR,
3.794%, 2/17/09                                        750                  758

                                                                            758


U.S. Treasury Obligations  94.0%

U.S. Treasury Inflation-Indexed Bonds

  2.375%, 1/15/25                                    4,936                5,109

  3.375%, 4/15/32                                      535                  678

  3.875%, 4/15/29                                    7,346                9,696

U.S. Treasury Inflation-Indexed Notes

  0.875%, 4/15/10                                    3,959                3,924

  1.875%, 7/15/13                                    7,728                7,894

  2.00%, 1/15 - 7/15/14                             13,061               13,393

  3.00%, 7/15/12                                     4,663                5,184

  3.375%, 1/15/07                                    2,876                3,065

  3.50%, 1/15/11                                     3,819                4,337

  3.625%, 1/15/08                                    5,748                6,295

  3.875%, 1/15/09                                      579                  652

  4.25%, 1/15/10                                     2,421                2,814

U.S. Treasury Notes, 1.875%, 11/30/05 ++             1,000                  993

                                                                         64,034

Total U.S. Government & Agency Obligations
(excluding Mortgage-Backed) (Cost $63,134)                               64,792


U.S. GOVERNMENT & AGENCY
MORTGAGE-BACKED SECURITIES  1.0%

U.S. Government Obligations  1.0%

Government National Mortgage Assn.,
4.50%, 5/15 - 12/15/18                                 696                  698

Total U.S. Government & Agency
Mortgage-Backed Securities (Cost $709)                                      698


CORPORATE BONDS AND NOTES  0.2%

SLM Corporation, VR, 3.66%, 4/1/09                     150                  151

Total Corporate Bonds and Notes (Cost $150)                                 151

MONEY MARKET FUNDS  2.8%

T. Rowe Price Government Reserve
Investment Fund, 1.94%#+                             1,889                1,889

Total Money Market Funds (Cost $1,889)                                    1,889


FUTURES CONTRACTS  0.0%

Variation margin receivable (payable) on
open futures contracts (2)                                                   (1)

Total Futures Contracts                                                      (1)

Total Investments in Securities
99.1% of Net Assets (Cost $65,882)                                   $   67,529
                                                                     ----------





(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2004.

+    Affiliated company--See Note 4

VR   Variable Rate

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------

(2) Open Futures Contracts at November 30, 2004 were as follows:
($ 000s)

                                                 Contract            Unrealized
                             Expiration             Value            Gain (Loss)

Short, 10 U.S. Treasury
Note five year contracts,
$75 par of 1.875% U.S.
Treasury Notes pledged
as initial margin                3/05            $ (1,088)           $      1

Net payments (receipts) of
variation margin to date                                                   (2)

Variation margin receivable
(payable) on open futures
contracts                                                            $     (1)
                                                                     --------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 2004


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $1,889)                                 $    1,889

  Non-affiliated companies (cost $63,993)                                65,640

  Total investments in securities                                        67,529

Other assets                                                              1,021

Total assets                                                             68,550

Liabilities

Total liabilities                                                           386

NET ASSETS                                                           $   68,164
                                                                     ----------

Net Assets Consist of:

Undistributed net investment income (loss)                           $      636

Undistributed net realized gain (loss)                                      526

Net unrealized gain (loss)                                                1,649

Paid-in-capital applicable to 6,086,467 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                          65,353

NET ASSETS                                                           $   68,164
                                                                     ----------

NET ASSET VALUE PER SHARE                                            $    11.20
                                                                     ----------




The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                       6 Months
                                                                          Ended
                                                                       11/30/04

Investment Income (Loss)

Income

  Interest                                                           $    1,199

  Dividend                                                                   15

  Total income                                                            1,214

Expenses

  Investment management                                                     111

  Shareholder servicing                                                      55

  Custody and accounting                                                     53

  Registration                                                               22

  Prospectus and shareholder reports                                         21

  Legal and audit                                                             6

  Directors                                                                   3

  Miscellaneous                                                               3

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                             (111)

    Expenses (reimbursed by) repaid to manager                              (10)

  Total expenses                                                            153

Net investment income (loss)                                              1,061

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

    Securities                                                              (31)

    Futures                                                                  (5)

    Written options                                                          (3)

    Foreign currency transactions                                            20

    Net realized gain (loss)                                                (19)

Change in net unrealized gain (loss)

  Securities                                                              1,395

  Futures                                                                     1

  Written options                                                             5

  Other assets and liabilities                                              (20)
  denominated in foreign currencies

  Change in net unrealized gain (loss)                                    1,381

Net realized and unrealized gain (loss)                                   1,362

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $    2,423
                                                                     ----------



The accompanying notes are an integral part of these financial statements.





T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                  6 Months                 Year
                                                     Ended                Ended
                                                  11/30/04              5/31/04

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                  $    1,061           $    1,191

  Net realized gain (loss)                             (19)                  14

  Change in net unrealized gain (loss)               1,381                 (693)

  Increase (decrease) in net
  assets from operations                             2,423                  512


Distributions to shareholders

  Net investment income                               (420)                (519)

  Net realized gain                                     --                 (397)

  Decrease in net assets
  from distributions                                  (420)                (916)

Capital share transactions *

  Shares sold                                       22,124               51,867

  Distributions reinvested                             376                  823

  Shares redeemed                                  (11,843)             (21,207)

  Increase (decrease) in net
  assets from capital
  share transactions                                10,657               31,483

Net Assets

Increase (decrease) during period                   12,660               31,079

Beginning of period                                 55,504               24,425

END OF PERIOD                                   $   68,164           $   55,504
                                                --------------------------------

(Including undistributed net investment
income (loss) of $636 at 11/30/04
and $(5) at 5/31/04)

*Share information

  Shares sold                                        1,999                4,779

  Distributions reinvested                              34                   76

  Shares redeemed                                   (1,074)              (1,967)

  Increase (decrease) in shares outstanding            959                2,888



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.


Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe

Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Forward Currency Exchange Contracts
During the six months ended November 30, 2004, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts
During the six months ended November 30, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options
Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received during the six months ended November 30, 2004, were as follows:
--------------------------------------------------------------------------------

                                                 Number of
                                                 Contracts             Premiums

Outstanding at beginning of period                       5           $    5,000

Written                                                  5                7,000

Expired                                                 (5)              (7,000)

Closed                                                  (5)              (5,000)

Outstanding at end of period                            --             $     --
                                                --------------------------------

Other
Purchases and sales of U.S. government securities aggregated $23,899,000 and $12,211,000, respectively, for the six months ended November 30, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2004.

At November 30, 2004, the cost of investments for federal income tax purposes was $65,882,000. Net unrealized gain aggregated $1,649,000 at period-end, of which $1,688,000 related to appreciated investments and $39,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At November 30, 2004, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. Through September 30, 2008, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at November 30, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $415,000 remain subject to repayment by the fund through September 30, 2006 and $46,000 through September 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2004, expenses incurred pursuant to these service agreements were $42,000 for Price Associates, $35,000 for T. Rowe Price Services, Inc., and $2,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $13,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended November 30, 2004, dividend income from the Reserve Funds totaled $15,000, and the value of shares of the Reserve Funds held at November 30, 2004 and May 31, 2004 was $1,889,000 and $3,192,000, respectively.

As of November 30, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 205,071 shares of the fund, representing 3.4% of the fund's net assets.

T. ROWE PRICE INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.


Item 2.  Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3.  Audit Committee Financial Expert.

Disclosure required in registrant's annual Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Disclosure required in registrant's annual Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     January 14, 2005